EXHIBIT 99.2

AMENDMENT NO. 1 TO STOCKHOLDER SUPPORT AGREEMENT

BY AND AMONG

ARTHROCARE CORPORATION, ALPHA MERGER SUB CORPORATION

AND

CERTAIN STOCKHOLDERS OF MEDICAL DEVICE ALLIANCE INC.

This Amendment, dated as of January 5, 2004 (the “Amendment”), to the Stockholder Support Agreement, dated as of October 23, 2003 (the “Agreement”), by and among ArthroCare Corporation, a Delaware corporation (“Parent”), Alpha Merger Sub Corporation, a Nevada corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), and the parties list on Annex A to the Agreement (each, a “Stockholder” and, collectively, the “Stockholders”), is entered into by and among Parent, Merger Sub and the Stockholders.

RECITALS

WHEREAS, Parent, Merger Sub and the Stockholders are parties to the Agreement and wish to amend the Agreement in accordance with the terms of this Amendment;

WHEREAS, pursuant to Section 6.8 of the Agreement, the Agreement may be amended by an instrument in writing signed by each of the parties thereto;

WHEREAS, pursuant to Section 6.8 of the Agreement, the Agreement shall be void and of no further force or effect in the event of any amendment of or modification to the terms of the Merger Agreement or the CVR Agreement relating to the timing or amount of the payment of the Merger Consideration thereunder, unless such amendment or modification has been approved in writing by the Stockholders;

WHEREAS, Parent, Merger Sub and Medical Device Alliance Inc., a Nevada corporation (the “Company”) have entered into that certain Agreement and Plan of Merger, dated as of October 23, 2003 (the “Merger Agreement”) and, simultaneously with the execution of the Merger Agreement, Parent, Merger Sub and Stockholder executed the Agreement;

WHEREAS, as a condition to the willingness of Parent and Merger Sub to enter into an amendment to the Merger Agreement (“Amendment No. 1 to Merger Agreement”), Parent has required that the Stockholders agree and, in order to induce Parent and Merger Sub to enter into Amendment No. 1 to Merger Agreement, the Stockholders have agreed, to enter into this Amendment.

AGREEMENT

NOW THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements contained herein, and intending to be legally bound, the parties hereto agree as follows:

1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

2. Amendment to Annex B of the Agreement. Annex B to the Agreement is hereby amended by attaching Amendment No. 1 to the Merger Agreement, attached hereto as Attachment A, to the Merger Agreement. After the date of this Amendment, any reference to the Merger Agreement shall mean the Merger Agreement as amended by Amendment No. 1 to the Merger Agreement.

3. Written Approval of Modifications to Merger Agreement. This Amendment shall serve as written approval by the Stockholders of Amendment No.1 to the Merger Agreement and amendments of and modifications to the CVR Agreement relating to the amount of the payment of the Merger Consideration thereunder as required by Section 6.8 of the Agreement, and the Stockholders hereby agree that the Agreement shall not be void or of no further force or effect as a result of Amendment No. 1 to the Merger Agreement or such amendments of or modifications to the terms of the CVR Agreement, or otherwise.

4. Reference to Agreement. After the date of this Amendment, any reference to the Agreement shall mean the Agreement, as amended by this Amendment.

5. Full Force and Effect. Except as expressly modified by this Amendment, the Agreement is unmodified and this Amendment shall not impair the full force and effect of the Agreement.

6. Choice of Law. This Amendment shall be governed by, and construed in accordance with, the Laws of the State of Nevada, without regard to laws that may be applicable under conflicts of laws principles.

7. Counterparts. This Amendment may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, Parent, Merger Sub and each Stockholder have caused this Stockholder Support Agreement to be signed by their respective officer thereunto duly authorized as of the date first written above.

ARTHROCARE CORPORATION

By:	/s/ John T. Raffle
Name:	John T. Raffle
Title:	Vice President, Corporate
Development and Legal Affairs

ALPHA MERGER SUB CORPORATION

By:	/s/ John T. Raffle
Name:	John T. Raffle
Title:	Secretary

STOCKHOLDERS:

DONALD K. MCGHAN

/s/ Donald K. McGhan

INTERNATIONAL INTEGRATED
INDUSTRIES, LLC

By:	/s/ Donald K. McGhan
Donald K. McGhan
Title:	Management Member

MDA EQUITY PERFORMANCE

By:	/s/ Donald K. McGhan
Donald K. McGhan
Title:	General Partner

TLC FAMILY L.P.

International Integrated Ind., LLC, Gen. Ptd.
By:	/s/ Donald K. McGhan
Donald K. McGhan
Title:	Managing Member

SHIRLEY MCGHAN

/s/ Shirley M. McGhan

NIKKI M. POMEROY

/s/ Nikki M. Pomeroy

LON L. MCGHAN

/s/ Lon L. McGhan

JIM J. MCGHAN

/s/ Jim J. McGhan

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